UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2024

Udemy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 12, 2024, Eren Bali resigned from the Board of Directors (the "Board") of Udemy, Inc. (the "Company") and its committees, and in connection therewith, the Board appointed Mr. Bali as the Company's Chief Technology Officer, effective August 12, 2024. The Company and Mr. Bali have entered into an employment agreement embodying the terms of Mr. Bali’s employment as Chief Technology Officer; a standard change in control and severance agreement in the form previously approved by the Board; and the Company’s standard proprietary information and inventions assignment agreement. Mr. Bali will also continue to be bound by his standard indemnification agreement in the form previously approved by the Board.

Mr. Bali’s resignation from the Board and its committees was not due to any disagreement with the Company on any matter relating to the Company's operations, policies, or practices. In connection with Mr. Bali’s resignation, effective August 12, 2024, the Board, acting upon the recommendation of its nominating and corporate governance committee, appointed director Sohaib Abbasi as a member of the Board’s audit committee.

Item 7.01.    Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release announcing Mr. Bali's appointment as Chief Technology Officer. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated August 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDEMY, INC.

Date:	August 16, 2024	By:	/s/ Ken Hirschman
Ken Hirschman General Counsel